UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 10, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado  80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of DMC Global Inc. (the “Company”) was held on May 10, 2023. At the Annual Meeting, the stockholders of the Company (i) elected the six persons listed below to serve as directors of the Company until the 2024 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers; (iii) approved, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s executive officers; (iv) approved an amendment to the Company's Amended and Restated Certificate of Incorporation to allow officer exculpation; and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Company had 19,716,800 shares of Common Stock outstanding as of March 16, 2023, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 17,487,165 shares of Common Stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1: The stockholders elected each of the six nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
David C. Aldous	14,680,433	587,466	2,219,266
Richard P. Graff	14,511,317	756,582	2,219,266
Robert A. Cohen	14,381,226	886,673	2,219,266
Ruth I. Dreessen	14,982,775	285,124	2,219,266
Michael A. Kelly	13,137,239	2,130,660	2,219,266
Clifton Peter Rose	13,657,116	1,610,783	2,219,266

Proposal 2: The results on the non-binding advisory vote concerning the compensation of the Company's named executive officers (the “say-on-pay vote”) were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
14,650,432	494,575	122,892	2,219,266

Proposal 3: The results on the non-binding advisory vote concerning the frequency of the advisory vote on the compensation of the Company's named executive officers were as follows:

Shares Voted "1 year"	Shares Voted "2 years"	Shares Voted "3 years"	Shares Voted "Abstain"	Broker Non-Votes
14,705,847	41,688	404,731	115,633	2,219,266

Proposal 4: The stockholders approved the amendment of the Company's Amended and Restated Certificate of Incorporation to allow officer exculpation. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
11,900,397	3,335,476	32,026	2,219,266

Proposal 5: The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
16,992,972	487,425	6,768

Item 8.01                                           Other Events.

As of May 10, 2023, the composition of the committees of the Board of Directors is as follows:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Risk Committee
David C. Aldous				✓
Richard P. Graff	✓			✓
Robert A. Cohen	✓	C	✓
Ruth I. Dreessen	C
Michael A. Kelly		✓	✓	C
Clifton Peter Rose		✓	C

C - Chair ✓ - Member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	May 12, 2023	By:	/s/ Eric V. Walter
Eric V. Walter
Chief Financial Officer